Exhibit 10.3
PROMISSORY NOTE AND SECURITY AGREEMENT

US$10,908,456	January 4, 2008
     FOR VALUE RECEIVED, the undersigned, CHALLENGER LIMITED, a company organized under the laws of the Isle of Man (“Maker”), hereby promises to pay to the order of BRONCO DRILLING COMPANY, INC., a Delaware corporation (“Payee”), on or before April 1, 2011, the sum of TEN MILLION NINE HUNDRED EIGHT THOUSAND FOUR HUNDRED FIFTY SIX AND 00/100 DOLLARS (US$10,908,456) (the “Amount”), payable as hereinafter provided in lawful money of the United States of America, at Payee’s address at 16217 N. May Avenue, Edmond, Oklahoma 73013, or at such other place as from time to time may be designated by the Payee.
     This Promissory Note and Security Agreement (this “Note”) is being delivered by Maker under that certain Drilling Rigs Purchase And Sale Agreement by and between Maker, Payee and Hays Trucking, Inc., a wholly-owned subsidiary of Payee (“Hays”), dated January 4, 2008 (the “Purchase Agreement”) as payment of a portion of the Purchase Price (as defined in the Purchase Agreement) thereunder.
     1. Payments. The Amount of the Note shall be payable in 12 equal installments of US$909,038 each. The first installment is payable on the 5th day of May 2008, and subsequent installments shall be due quarterly on each of the 1st day of July, October, January, and April of each year thereafter until the Amount has been paid in full, with the final installment being due on January 1, 2011.
     The Maker shall have the right to prepay, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid balance of this Note. Partial prepayments shall be applied to installments in inverse order of maturity.
     2. Grant of Security Interest. In order to secure the obligations of Maker hereunder, including any obligations pursuant to the applicable law or otherwise which may accrue after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency or reorganization of Maker, Maker hereby grants to Payee a security interest in (and hereby pledges and assigns as applicable) and agrees that Payee shall continue to have a security interest in (and a pledge and assignment as applicable), the property, whether now owned or hereafter acquired described in Exhibit A hereto (the “Collateral”).
     The term “Collateral” as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, whether now owned or hereafter acquired, as well as any accessions, additions and attachments thereto and the proceeds and products thereof, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all proceeds of any sale or other disposition of such property. Terms used herein and defined in the Uniform Commerce Code in effect in the State of Oklahoma (“UCC”) shall have the meanings given therein.

     Maker agrees not to suffer or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever (“Liens”) against the Collateral or any part thereof. This Note creates a first priority security interest in the Collateral in favor of Payee (subject to the filing of a financing statement pursuant to the UCC). Maker authorizes Payee to file such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Payee may from time to time deem necessary or desirable in order to comply with the UCC (or other applicable law of the jurisdiction where any of the Collateral is located) and to preserve and protect Payee’s rights to the Collateral and shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Payee may require from time to time to protect, assure and enforce Payee’s rights and remedies hereunder. The office where Maker will keep the Collateral records is located at Regional Office – M.E.Q. Africa, 1 El Moshier Ahmed Ismail Street, Heliopolis 11361 Cairo, Egypt, and shall not, while this Note is outstanding, be removed from those premises without thirty days prior written notice to Payee. Maker shall not change its jurisdiction of organization or formal name without thirty days prior written notice to Payee. Maker shall maintain the Collateral in a careful and proper manner and shall permit Payee at all reasonable times with prior notice to inspect the Collateral, and permit Payee at all reasonable times with prior notice to enter the premises upon which such Collateral is located for the purpose of inspecting such Collateral. Maker shall maintain careful and proper records reflecting and fully identifying the Collateral. Maker shall maintain all Collateral in good condition and repair. Maker shall not sell or offer to sell or otherwise transfer the Collateral or any interest therein without the prior written consent of Payee. Maker represents that no consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority is required (i) for the grant by Maker of the security interest granted hereby or for the execution, delivery or performance of Maker’s obligations hereunder, (ii) for the perfection or maintenance of the security interest created hereby (including the senior priority nature of such security interest), or (iii) to Maker’s knowledge, for the exercise by Payee of its rights, powers, privileges, and remedies hereunder or in connection herewith.
     Maker will maintain with financially sound and reputable insurance companies insurance on the Collateral in such amounts and against such risks as are usually insured against by persons engaged in similar businesses, but not less than an amount equal to or greater than the outstanding Amount of the Note. Each insurance policy covering Collateral shall name Payee as loss payee and provide that such policy shall not be canceled without fifteen (15) days prior written notice to Payee.
     3. Default. The occurrence or existence of any one of the following events or conditions shall constitute an “Event of Default” hereunder: (i) any amount due under this Note shall not have been paid when the same shall have become due and payable, and such non-payment shall continue for a period of ten (10) business days; (ii) failure by the Maker to make payments of the Purchase Price (as defined in the Purchase Agreement) to Hays or Payee when due under the Purchase Agreement or any default by the Maker in other payment of money due under any other obligation for borrowed money in excess of $25,000, beyond any period of grace provided with respect thereto, or in the performance of any other covenant or agreement under which any such obligation is created, if the effect of such default is to cause or permit such obligation to become due prior to its stated maturity, and such default is not waived or cured pursuant thereto; (iii) the legal existence of the Maker is terminated for any reason; or the Maker makes an assignment for the benefit of creditors or becomes insolvent or unable to pay its debts as they mature, or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of the Maker, or commences any proceedings relating to the Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or other liquidation law of any jurisdiction; or any such application is filed, or any such proceedings are commenced against the Maker and the Maker indicates its consent to such proceedings, or an order is entered appointing such trustee or receiver, or adjudicating the Maker bankrupt or insolvent, or approving the petition in any such proceedings; or (iv) Maker commits a material breach under the Purchase Agreement or any other agreements between Maker and Payee (or Payee’s affiliate), and any such breach continues uncured for a period of thirty (30) days after written notice of such default is delivered by Payee to Maker.
     4. Remedies. In case of an Event of Default, the Payee or other holder of this Note may declare the entire unpaid Amount of this Note to be due and payable immediately, and upon any such declaration the unpaid Amount of this Note shall become and be immediately due and payable, and the Payee or any other holder of this Note may thereupon proceed to protect and enforce its rights either by suit in equity or by action at law or by other appropriate proceedings, whether for specific performance (to the extent permitted by law) of any covenant or agreement contained herein or in aid of the exercise of any power granted herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Payee or such other holder.
     In addition, upon occurrence of an Event of Default, Payee shall have all of the rights and remedies provided for herein and in any other agreements executed by Maker, the rights and remedies in the UCC, and any and all of the rights and remedies at law and equity, all of which shall be deemed cumulative. Without limiting the foregoing, Maker agrees that Payee shall have the right to (a) require Maker to assemble the Collateral and make it available to Payee at a place designated by Payee that is reasonably convenient to both parties, which Maker agrees to do; (b) take possession of the Collateral, with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk; and/or (d) collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances with respect to, any and all amounts owned by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Payee shall send Maker reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Maker shall be met if such notice is sent by airmail, postage paid, or international courier to Maker at the address of Maker designated at the beginning of this Note, at least thirty (30) days before the day of any public or private sale or other disposition will be made. Maker shall be liable for and agrees to pay the reasonable expenses incurred by Payee in enforcing its rights and remedies, in retaking, holding, testing, repairing, improving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys’ fees and legal expenses incurred by Payee and any other amounts due or available to be due to Payee under applicable law. These expenses, which Maker agrees to pay, shall constitute additional obligations and indebtedness hereunder and shall be secured hereby and entitled to the benefits hereof. Proceeds received by Payee from disposition of the Collateral shall be applied toward Payee’s expenses and obligations hereunder in such order or manner as Payee may elect. Maker shall be entitled to any surplus if one results after lawful application of the proceeds. Maker shall remain liable for any deficiency and shall pay any such deficiency within ten days of demand by Payee. The term “applicable law” as used in this Note shall mean the laws of the State of Oklahoma as such laws now exist or may be changed or amended or come into effect into the future.
     5. Indemnification. Maker agrees to indemnify Payee, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever arising on and after the date of this Note (in this section collectively called “liabilities and costs”) which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Payee growing out of, resulting from or in any other way associated with any of the Collateral, this Note and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated herein whether arising in contract or in tort or otherwise and including any violation or noncompliance with any environmental laws by Payee or any other person or any liabilities or duties of Payee or any other person with respect to hazardous materials found in or released into the environment).
The foregoing indemnification shall apply whether or not such liabilities and costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or caused, in whole or in part, by any negligent act or omission of any kind by Payee, provided only that Payee shall not be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any person (including Maker or any of its affiliates) ever alleges such gross negligence or willful misconduct by Payee, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term “Payee” shall refer not only to Payee but also to each director, officer, agent, attorney, employee, representative and affiliate of Payee.
     It is the intent of the Payee of this Note and the Maker in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the Payee and the Maker stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, or usurious under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith.
     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the Maker and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note in addition to the amounts due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys’ fees and legal expenses and any other amounts due or available to be due to Payee under applicable law..

     The Maker and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.
     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED FOR ALL PURPOSES BY THE LAW OF THE STATE OF OKLAHOMA AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS RULES THAT WOULD REFER THE MATTER TO THE LAWS OF ANOTHER JURISDICTION. EACH PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT IN OKLAHOMA COUNTY IN THE STATE OF OKLAHOMA, AND AGREES THAT VENUE FOR ANY PROCEEDING ARISING FROM THIS AGREEMENT SHALL BE PROPER IN SUCH FORUM.
     Maker agrees to amend this Note upon the written request of Payee to the extent reasonably necessary to secure for Payee under the laws of Libya and any other jurisdiction that may at any time apply to the Collateral, Maker or this Note, all of the rights and remedies intended to be provided and available to Payee under this Note, the UCC and the laws of the State of Oklahoma (or, as nearly as such rights and remedies may be obtained in any such jurisdiction, if not available in full).
     MAKER HEREBY AGREES THAT IN THE EVENT OF ANY DEFAULT HEREUNDER, ANY ATTORNEY AT LAW CHOSEN BY PAYEE IN ITS SOLE DISCRETION IS HEREBY AUTHORIZED TO APPEAR IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF OKLAHOMA TO (i) WAIVE THE ISSUANCE AND SERVICE OR PROCESS, (ii) ADMIT THE MATURITY OF THE LIABILITIES AND THE NONPAYMENT THEREOF WHEN DUE, (iii) CONFESS JUDGMENT AGAINST ANY OR ALL MAKERS JOINTLY AND SEVERALLY IN FAVOR OF PAYEE FOR SUCH AMOUNTS THAT PAYEE’S RECORDS INDICATE THEN APPEAR DUE, TOGETHER WITH INTEREST AND COSTS OF SUIT, AND (iv) THEREUPON TO RELEASE ALL ERRORS AND TO WAIVE ALL RIGHTS OF APPEAL IN STAY OF EXECUTION. THE FOREGOING WARRANT OF ATTORNEY SHALL SURVIVE ANY JUDGMENT; IT BEING UNDERSTOOD THAT SHOULD ANY JUDGMENT BE VACATED FOR ANY REASON, THE FOREGOING WARRANT NEVERTHELESS MAY THEREAFTER BE USED FOR OBTAINING ADDITIONAL JUDGMENT OR JUDGMENTS. MAKER HEREBY UNDERSTANDINGLY WAIVES THE RIGHT TO NOTICE AND OPPORTUNITY TO BE HEARD PRIOR TO THE ENTRY OF FINAL JUDGMENT AGAINST MAKERS AND KNOWINGLY ENTERS INTO THIS NOTE CONTAINING A WARRANT OF ATTORNEY TO CONFESS JUDGMENT.
     This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     There are no unwritten oral agreements between the parties.

CHALLENGER LIMITED

By:	/s/ Yalmez Salah El Din Ali Tatanaki

Name: Yalmez Salah El Din Ali Tatanaki

Title: Director

By:	/s/ Abdullatif Janahi

Name: Abdullatif Janahi

Title: Vice Chairman

EXHIBIT A
COLLATERAL
(see attached)